EXHIBIT 23.2
                                                                    ------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-123209, 333-117256, 333-115571) and Form S-8
(No. 333-106311) of GMX Resources Inc. of our report dated February 18, 2005, relating to the financial statements, which appears in this Form 10-KSB.


                                                       Smith, Carney & Co., p.c.





Oklahoma City, OK
March 31, 2005